Exhibit (b)(2)

SECTION 906 CERTIFICATIONS

In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Registrant.


By:


/s/JOHN H. MYERS
John H. Myers
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated

Date: March 08, 2004

By:


/s/
Robert Herlihy
Treasurer, S AND S PROGRAM MUTUAL FUND

Date: March 08, 2004


[A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.]